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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
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CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Tremont Mortgage Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tremont Mortgage Trust

Notice of 2020 Annual Meeting
of Shareholders and Proxy Statement

Wednesday, May 13, 2020 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

BUSINESS AT A GLANCE

TREMONT
MORTGAGE TRUST

Tremont Mortgage Trust (Nasdaq: TRMT) is a real estate investment trust, or REIT, that focuses on originating and investing in floating rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market CRE as commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment or repositioning activities that are expected to increase the value of the properties.

$260.2M
AGGREGATE TOTAL LOAN COMMITTMENTS

3.6 Years
WEIGHTED AVERAGE MATURITY*
Based on maximum maturities

5.76%
WEIGHTED AVERAGE COUPON

6.4%
ALL-IN-YIELD

U.S. Geographic Diversification by Investment
(based on book value of loans held for investment as of December 31, 2019)

Midwest 16%
West 4%
East 37%
South 43%

Diversification by Property Type
(based on book value of loans held for investment as of December 31, 2019)

Industrial 14%
Office 30%
Multifamily 28%
Hotel 10%
Retail 18%

Debt to Investment
(in thousands; as of December 31, 2019)

$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$242,899
$165,536
Investments
Secured Financing

Maximum Maturity Profile
(in thousands; based on principal balances as of December 31, 2019)

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$21,954
$36,497
$115,838
$68,610
2020
2021
2022
2023
2024

LETTER TO OUR SHAREHOLDERS
FROM YOUR BOARD OF TRUSTEES

Dear Fellow Shareholders:

              Please join us for our annual meeting on Wednesday, May 13, 2020. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

              Please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. We are committed to effectively communicating with our shareholders and explaining the matters to be addressed at our 2020 Annual Meeting of Shareholders.

              We thank you for your investment in Tremont Mortgage Trust and for the confidence you put in this Board to oversee your interests in our business.

March 13, 2020

David M. Blackman
John L. Harrington
Joseph L. Morea
Adam D. Portnoy
Jeffrey P. Somers

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 13, 2020

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominee identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year; and

3.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on February 28, 2020.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2020 Annual Meeting. If you cannot attend in person, please vote in advance of the 2020 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

March 13, 2020
Newton, Massachusetts

By Order of the Board of Trustees,
Jennifer B. Clark
 Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2020 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 25 for information about how to authorize a proxy by telephone or internet or how to attend the 2020 Annual Meeting and vote your shares in person.

* As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the 2020 Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and will provide details on how to participate in a press release and on our website at www.trmtreit.com.

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 9	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 21	FOR	Majority of all votes cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on May 12, 2020 to authorize a proxy VIA THE INTERNET.
by phone

Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on May 12, 2020 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

TREMONT MORTGAGE TRUST     2020 Proxy Statement    1

March 13, 2020

PROXY STATEMENT

The Board of Trustees (the "Board") of Tremont Mortgage Trust, a Maryland corporation (the "Company," "we," "us" or "our"), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2020 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Wednesday, May 13, 2020, at 9:30 a.m., Eastern time, and any postponements or adjournments thereof (the "2020 Annual Meeting"). We are first making these proxy materials available to shareholders on or about March 13, 2020.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on February 28, 2020, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. Our common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On February 28, 2020, there were 8,239,226 Common Shares issued and outstanding.

The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2020 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 13, 2020.

The Notice of 2020 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2019 are available at www.proxyvote.com.

2    TREMONT MORTGAGE TRUST     2020 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a five member Board of Trustees. Ensuring the Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of the Board and the Nominating and Governance Committee.

THE BOARD BELIEVES THAT ITS MEMBERS SHOULD:

•

exhibit high standards of integrity and ethics;

•

have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

•

have a strong record of achievements;

•

have knowledge of the asset management industry, commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

•

have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

•

be committed to serving on the Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

•

work experience with a proven record of success in his or her field;

•

risk oversight/management expertise;

•

accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

•

operating business and/or transactional experience;

•

management/leadership experience;

•

knowledge of the Company's historical business activities;

•

familiarity with client company sectors;

•

familiarity with the public capital markets;

•

experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•

service on other public company boards and committees;

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

The Nominating and Governance Committee and the Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition when evaluating potential nominees for election as Trustee.

TREMONT MORTGAGE TRUST     2020 Proxy Statement    3

Key Responsibilities of the Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓ The Board oversees and monitors strategic planning. ✓ The Board oversees risk management. ✓ The Board oversees succession planning and talent development for senior executive positions.

✓

Business strategy is a key focus at the Board level and embedded in the work of Board committees.

✓

Board committees, which meet regularly and report to the full Board, play significant roles in carrying out the risk oversight function.

✓

The Nominating and Governance Committee makes an annual report to the Board on succession planning.

✓

Company management is charged with executing business strategy and provides regular performance updates to the Board.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

In the event of a succession, the entire Board may work with the Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

The Board's Role in Oversight of Risk Management

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the Company's assets, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks the Company faces. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The day to day business of the Company is conducted by Tremont Realty Advisors LLC ("TRA"), and TRA and the Company's officers and Director of Internal Audit are responsible for incorporating risk management in their activities. The Company's Director of Internal Audit reports to the Audit Committee and provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports provided to them by TRA, internal audit and other service providers, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

4    TREMONT MORTGAGE TRUST     2020 Proxy Statement

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of TRA, RMR LLC, officers of the Company, the Director of Internal Audit, legal counsel, the Company's independent auditors and other professionals, as appropriate.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity, receiving regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee meets at least quarterly and reports its findings to the Board. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management. The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit. Also, the Compensation Committee and the Board consider that the Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the year ended December 31, 2019 ("Annual Report"). The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  the Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

In accordance with our Declaration of Trust and Bylaws, the Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees.

Our Bylaws also require that a majority of the Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of TRA or RMR LLC, are not involved

TREMONT MORTGAGE TRUST     2020 Proxy Statement    5

in the Company's day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria in our governing documents. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that John L. Harrington, Joseph L. Morea and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, TRA, RMR LLC or RMR Inc. and the other companies to which RMR LLC or its subsidiaries provide management or advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Trustees

Pursuant to the Company's Governance Guidelines, our Independent Trustees are expected to meet in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Chair of the Audit Committee, unless the Independent Trustees determine otherwise.

Board Leadership Structure

All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisers. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Our Chief Financial Officer and Treasurer is not a member of the Board, but he and our Director of Internal Audit regularly attend Board and Board committee meetings. Other officers of TRA and RMR LLC also sometimes attend Board meetings at the invitation of the Board. Special meetings of the Board may be called at any time by any Managing Trustee, the Chief Executive Officer or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Communications with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with the Company's Trustees, individually or as a group. Communications should be addressed to the party for whom the communication is intended, in care of the Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com.

6    TREMONT MORTGAGE TRUST     2020 Proxy Statement

Code of Business Conduct and Ethics and Committee Governance

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Company has also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Trustees, officers and employees to ensure compliance with applicable laws and regulations.

The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll free (866) 511-5038; by emailing Internal.Audit@trmtreit.com; or by filling out a report by visiting the Company's website, www.trmtreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline." We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee have each adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee is comprised entirely of Independent Trustees under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code, information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees, individually or as a group. To access these documents on the Company's website visit www.trmtreit.com.

Nominations for Trustees

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Tremont Mortgage Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@trmtreit.com. Any such recommendation shall include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

TREMONT MORTGAGE TRUST     2020 Proxy Statement    7

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2021 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before November 13, 2020 in order to be eligible to be included in the proxy statement for the 2021 annual meeting of shareholders; provided, that, if the date of the 2021 annual meeting is more than 30 days before or after May 13, 2021, such a proposal must be submitted within a reasonable time before we begin to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Other Proposals for the 2021 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2021 annual meeting must be received by our Secretary our principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 13, 2020 and not earlier than November 13, 2020; provided, that, if the date of the 2021 annual meeting is more than 30 days earlier or later than May 13, 2021, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2021 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2021 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a nomination for election to the Board or proposal for other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

8    TREMONT MORTGAGE TRUST     2020 Proxy Statement

PROPOSAL 1: ELECTION OF TRUSTEE

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Joseph L. Morea for election as an Independent Trustee in Class III. Mr. Morea currently serves on the Board. If elected, Mr. Morea would serve until the Company's 2023 annual meeting of shareholders and until his successor is duly elected and qualifies, subject to his earlier death, resignation, retirement, disqualification or removal.

We expect the nominee for election as a Trustee will be able to serve if elected. However, if the nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect the Trustee nominee at the 2020 Annual Meeting.

The name, principal occupation and certain other information about the Trustee nominee, as well as a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude that such person is currently qualified to serve as a Trustee, are set forth on the following pages.

The Board of Trustees recommends a vote "FOR" the election of the Trustee nominee.

TREMONT MORTGAGE TRUST     2020 Proxy Statement    9

Trustee Nominee to be Elected at the 2020 Annual Meeting

Joseph L. Morea

Independent Trustee since 2017

Class/Term: Class III with a term expiring at the 2020 annual meeting of shareholders

Age: 64

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other RMR Managed Public Company Boards: TravelCenters of America Inc. (since 2015); RMR Real Estate Income Fund (since 2016); Industrial Logistics Properties Trust (since 2018)

Other Non-RMR Managed Public Company Boards: THL Credit Senior Loan Fund (since 2013); Eagle Growth & Income Opportunities Fund (since 2015); Garrison Capital Inc. (since 2015)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company trustee and director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

David M. Blackman

Managing Trustee since 2018

Class/Term: Class I with a term expiring at the 2021 annual meeting of shareholders

Age: 57

Board Committees: None

Other RMR Managed Public Company Boards: Office Properties Income Trust (since 2019)

Other Non-RMR Managed Public Company Boards: None

Mr. Blackman has been chief executive officer of the Company since shortly after our formation in 2017 and president since 2018. Mr. Blackman joined RMR LLC in 2009 as senior vice president, and he became executive vice president of RMR LLC in 2013. Mr. Blackman has been a director, president and chief executive officer of TRA since 2018, and was an executive vice president of TRA from its formation in 2016 through December 2017. Mr. Blackman also has been president and chief executive officer of Office Properties Income Trust (formerly known as Government Properties Income Trust) since May 2018, and was previously its president and chief operating officer from 2011 until May 2018, and before then its chief financial officer and treasurer from 2009 through 2011. Mr. Blackman was a managing trustee and president and chief executive officer of Select Income REIT from 2018 until it merged with a wholly owned subsidiary of Office Properties Income Trust (then known as Government Properties Income Trust) in December 2018, and he was its president and chief operating officer from 2011 through April 2018. Prior to joining RMR LLC, Mr. Blackman was employed as a banker at Wachovia Corporation and its predecessors for 23 years, where he focused on real estate finance matters, including serving as a managing director in the real estate section of Wachovia Capital Markets, LLC from 2005 through 2009.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and CRE industries and REITs;

•

leadership position with the Company, TRA and RMR LLC and demonstrated management ability;

•

institutional knowledge earned through prior service as an executive officer of the Company and in leadership positions with TRA and RMR LLC;

•

professional skills and expertise in accounting and financing and experience as a chief executive officer, president, chief operating officer and chief financial officer of one or more public companies; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust.

10    TREMONT MORTGAGE TRUST     2020 Proxy Statement

Continuing Trustees

John L. Harrington

Independent Trustee since 2017

Class/Term: Class II with a term expiring at the 2022 annual meeting of shareholders

Age: 83

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other RMR Managed Public Company Boards: Service Properties Trust (formerly known as Hospitality Properties Trust, since 1995); Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 1999); RMR Real Estate Income Fund, including its predecessor funds (since 2003); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009)

Other Non-RMR Managed Public Company Boards: None

Mr. Harrington has been chairman of the board of trustees of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as a trustee of the Yawkey Foundation since 1982 and as executive director from 1982 to 2006. He was also a trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was chief executive officer and general partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's vice president and chief financial officer prior to that time. He was president of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, managing it from 1981 to 2002. Mr. Harrington served as a director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a member of the Major League Baseball Executive Council from 1998 to 2001, assistant secretary of administration and finance for the Commonwealth of Massachusetts in 1980, treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, assistant professor and director of admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as supervisory auditor for the U.S. General Accounting Office from 1961 through 1966. He was an independent trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

expertise in compensation and benefits matters;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

Adam D. Portnoy

Managing Trustee since 2017

Class/Term: Class II with a term expiring at the 2022 annual meeting of shareholders

Age: 49

Board Committees: None

Other RMR Managed Public Company Boards: Service Properties Trust (formerly known as Hospitality Properties Trust, since 2007); Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Industrial Logistics Properties Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of TRA since March 2016, and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the asset management and CRE industries and REITs;

•

leadership position with TRA and RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

institutional knowledge earned through prior service on the Board and in leadership positions with TRA and RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our Declaration of Trust.

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Continuing Trustees

Jeffrey P. Somers

Independent Trustee since 2017

Class/Term: Class I with a term expiring at the 2021 annual meeting of shareholders

Age: 77

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other RMR Managed Public Company Boards: Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust, since 2009)

Other Non-RMR Managed Public Company Boards: None

Mr. Somers has been, since 2010, of counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than 20 years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as an independent trustee Select Income REIT from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust (formerly known as Government Properties Income Trust) in December 2018. Mr. Somers served as a director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

service as a trustee of public REITs and investment companies;

•

service with government and extensive experience in complex business transactions;

•

sophisticated understanding of finance and accounting matters;

•

work on public company boards and board committees;

•

institutional knowledge earned through prior service on the Board since shortly after our formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our Declaration of Trust.

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Executive Officers

There are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

David M. Blackman

Chief Executive Officer since 2017 President since 2018 Age: 57

Mr. Blackman's background and qualifications are described above.

G. Douglas Lanois

Chief Financial Officer and Treasurer since 2017 Age: 59

Mr. Lanois has served as a senior vice president of TRA and RMR LLC since 2018 and previously served as a vice president of TRA and RMR LLC since RMR LLC acquired substantially all of the Tremont business in 2016. Before joining RMR LLC, Mr. Lanois was chief financial officer and portfolio manager of Tremont Realty Capital, LLC since 2004. Prior to Tremont Realty Capital,  LLC, Mr. Lanois was chief financial officer of CRES Development Company, Inc., a multidisciplinary real estate firm, from 2003 to 2004. Prior to CRES Development, Mr. Lanois was senior vice president and chief financial officer at Pembroke Real Estate, the real estate development and management division of FMR LLC, from 1998 to 2002. Prior to Pembroke, Mr. Lanois was vice president and controller at Beacon Properties Corporation, and he previously worked at AEW Capital Management and the accounting firm of Laventhol & Horwath.

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BOARD COMMITTEES

The Audit Committee

Members Joseph L. Morea (Chair) John L. Harrington Jeffrey P. Somers 8 meetings in the fiscal year ended December 31, 2019

The Audit Committee is comprised solely of Independent Trustees. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Harrington is the Audit Committee's "financial expert."

The Compensation Committee

Members John L. Harrington (Chair) Joseph L. Morea Jeffrey P. Somers 5 meetings in the fiscal year ended December 31, 2019

The Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of TRA, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with TRA and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to TRA under our management agreement and approves any proposed amendments to or termination of that agreement.

The Nominating and Governance Committee

Members Jeffrey P. Somers (Chair) John L. Harrington Joseph L. Morea 1 meeting in the fiscal year ended December 31, 2019

The Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to the Board governance principles for the Company; and to oversee the evaluation of the Board and, to the extent not overseen by the Company's Compensation Committee or a committee composed entirely of Trustees meeting the independence requirements of the rules of the Nasdaq, Company management. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

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BOARD MEETINGS

In the fiscal year 2019, the Board held six meetings. In the fiscal year 2019, each then Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he served or that were held during the period in which he served as a Trustee or committee member. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.trmtreit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

The Board of Trustees believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. On April 24, 2019, after conducting a market review with respect to leading companies of similar size to the Company as well as an industry peer group and other companies managed by RMR LLC or its subsidiaries, upon the recommendation of the Compensation Committee, the Board approved the Company's compensation arrangements for Independent Trustees of the Company, including eliminating meeting fees with respect to meetings of the Board and its committees in favor of increased annual retainers, which the Board believes is consistent with market practice.

Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $30,000 for services as a Trustee. Each Independent Trustee who serves as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee of $7,500, $5,000 and $5,000, respectively. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

Each Independent Trustee and Managing Trustee also receives an annual award of Common Shares, which was 3,000 Common Shares in 2019. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

The Board believes it is important to align the interests of Trustees with those of the Company's shareholders, and for Trustees to hold equity ownership positions in the Company. Accordingly, each Trustee is expected to retain, whether vested or not, at least 20,000 common shares of the Company by the later of: (a) the date of the 2023 annual meeting of shareholders of the Company and (b) five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, from the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board. Compliance with these ownership guidelines will be measured annually. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company shall be exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

To facilitate this objective, a portion of each Trustee's compensation should be paid in common shares or other forms of compensation that correlate with the market value of the Company. In determining the amount and composition of the compensation of the Trustees, the compensation of Trustees of other comparable enterprises, both with respect to size and industry, may be considered.

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Fiscal Year 2019 Trustee Compensation

The following table details the total compensation of the Trustees for the year ended December 31, 2019 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

David M. Blackman(3)	$—	$31,080	$—	$31,080
John L. Harrington	37,000	31,080	—	68,080
Joseph L. Morea	38,500	31,080	—	69,580
Adam D. Portnoy(3)	—	31,080	—	31,080
Jeffrey P. Somers	37,000	31,080	—	68,080

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2019, consisting of a $30,000 annual cash fee and each of Messrs. Harrington, Morea and Somers earned an additional $5,000, $7,500 and $5,000, respectively, for service as a committee chair in 2019. Prior to the adoption of the new Independent Trustee compensation arrangements described above on April 24, 2019, each Independent Trustee earned a fee of $500 for each meeting attended, and up to two $500 fees were paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, were held on the same date. Messrs. Harrington, Morea and Somers each earned an additional $2,000, $1,000 and $2,000, respectively, in fees for meetings attended in 2019.

(2)
Equals 3,000 Common Shares multiplied by the closing price of such shares on April 24, 2019, the award date. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of David M. Blackman for his service as an executive officer of the Company is not included here and is described below under "Executive Compensation."

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OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by the Trustee nominee, each Trustee, each of our named executive officers, and our Trustees, Trustee nominee and executive officers as a group, all as of February 28, 2020. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information

Adam D. Portnoy	1,607,600	19.5%	Includes 1,600,100 Common Shares owned by TRA. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared with Adam D. Portnoy as the sole trustee, President and an owner of ABP Trust.
G. Douglas Lanois	14,341	Less than 1%
David M. Blackman	30,089	Less than 1%
John L. Harrington	7,500	Less than 1%	Includes 7,500 Common Shares owned by the John L. Harrington Revocable Trust. Mr. Harrington may be deemed to hold voting and investment power as a trustee and beneficiary of the John L. Harrington Revocable Trust.
Joseph L. Morea	17,500	Less than 1%
Jeffrey P. Somers	7,500	Less than 1%

All Trustees and executive officers as a group (six persons)	1,684,530	20.5%

*
Based on 8,239,226 Common Shares outstanding as of the record date, February 28, 2020.

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Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Tremont Realty Advisors LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam D. Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	1,607,600	19.5%	Based on a Schedule 13D filed with the SEC on May 23, 2019 and the Form 4 filed by Adam D. Portnoy on May 22, 2019:

TRA directly owns and has shared voting and dispositive power over 1,600,100 Common Shares. Voting and investment power with respect to Common Shares owned by TRA may be deemed to be shared by RMR LLC, RMR Inc., ABP Trust and Adam D. Portnoy as controlling shareholder of RMR Inc. TRA is a direct wholly owned subsidiary of RMR LLC, which is a direct majority owned operating subsidiary of RMR Inc. None of RMR LLC, RMR Inc. or ABP Trust directly owns any Common Shares.

Adam D. Portnoy directly owns and has sole voting and dipositive power over 7,500 Common Shares and beneficially owns and has shared voting and dispositive power over 1,600,100 Common Shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2019 was a former, officer or employee of the Company. In 2019, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Somers serves as an independent trustee of DHC, OPI and RIF. Mr. Harrington serves as an independent trustee of DHC, OPI, SVC and RIF. Mr. Morea serves as an independent trustee of ILPT and RIF and an independent director of TA. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

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EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer and Chief Financial Officer and Treasurer, who were serving as such officers during the fiscal year ended December 31, 2019, or the Company's "named executive officers." None of the Company's named executive officers is employed by the Company. TRA, a subsidiary of RMR LLC, provides services that otherwise would be provided by employees and either RMR LLC or TRA employs and compensates the Company's named executive officers directly and in their sole discretion in connection with their services rendered to TRA, RMR LLC and to the Company. For information regarding the compensation paid by the Company to TRA and RMR LLC, please see the above "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the 2017 Equity Compensation Plan.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
David M. Blackman President and Chief Executive Officer	2019	76,580	—	76,580
	2018	116,795	—	116,795

G. Douglas Lanois Chief Financial Officer and Treasurer	2019	22,750	—	22,750
	2018	59,000	—	59,000

(1)
Represents the grant date fair value of Common Share awards in 2019 and 2018 calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. The values listed in this column include the value of 10,000 Common Shares the Company awarded to Mr. Blackman in his capacity of President and Chief Executive Officer and the 3,000 Common Shares the Company awarded to him in his capacity as a Managing Trustee.

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2019 Outstanding Equity Awards at Fiscal Year End

Share awards granted by the Company to the named executive officers in 2019 in their capacity as officers of the Company provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, TRA, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the 2017 Equity Compensation Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company to its named executive officers in their capacity as officers of the Company that were unvested as of December 31, 2019.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David M. Blackman	2019	8,000	39,680
	2018	3,000	14,880
	2017	2,000	9,920

G. Douglas Lanois	2019	4,000	19,840
	2018	3,000	14,880
	2017	2,000	9,920

(1)
The Common Shares awarded in 2019, 2018 and 2017 were awarded on September 18, 2019, September 13, 2018 and November 13, 2017, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2019.

Potential Payments upon Termination or Change in Control

Although we have no formal policy, plan or arrangement for payments to employees of TRA or RMR LLC in connection with the termination of their employment with TRA or RMR LLC, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2017 Equity Compensation Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2019.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2019 ($)(1)
David M. Blackman	13,000	$64,480
G. Douglas Lanois	9,000	44,640

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2019.

For a discussion of the consequences of a Termination Event under the Company's management agreement with TRA, see the "Related Person Transactions" section.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2020. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2017 and is considered by management and the Audit Committee to be well qualified.

The Audit Committee has determined to submit its selection of the independent auditors to the Company's shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Ernst & Young LLP for the fiscal years ended December 31, 2019 and 2018.

	2019 Fees(1)	2018 Fees
Audit Fees	$435,100	$333,501
Audit Related Fees	—	—
Tax Fees	10,000	7,500
All Other Fees	787	720

(1)
The amount of audit fees for 2019 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by the Audit Committee for services provided to us by Ernst & Young LLP, including in connection with the audit of the Company's 2019 financial statements. The final amount of the fees for those services may vary from the estimate provided.

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Audit Fees.   This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees.   This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees.   This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees.   This category consists of services that are not included in the above categories. The amounts for 2019 and 2018 reflect annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board rules.

All services for which the Company engaged its independent auditors in fiscal 2019 and 2018 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2019 and fiscal 2018 are set forth above. Our Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services described above because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2020 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2020 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

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REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2019; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

Joseph L. Morea, Chair John L. Harrington Jeffrey P. Somers

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FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1.  What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2020 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 2019 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2020 Annual Meeting: David M. Blackman, Managing Trustee and Chief Executive Officer; Jennifer B. Clark, Secretary; and Adam D. Portnoy, Managing Trustee.

2.  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3.  What different methods can I use to vote?

By Written Proxy.    All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on May 12, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the

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instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on May 12, 2020 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person.    All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 11.

Shareholders may revoke a proxy at any time before it is voted at the 2020 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 11.

A shareholder's attendance at the 2020 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement revoking the prior proxy to the Secretary of the Company revoking the prior proxy at The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary (or by hand delivery to the Secretary before the taking of the vote at the 2020 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

4.  Who may vote at the 2020 Annual Meeting?

Holders of record of our Common Shares as of the close of business on February 28, 2020, the record date, may vote at the meeting. Holders of our Common Shares will vote as a single class on all matters at the meeting.

5.  What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 9 and 21, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6.  What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2020 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2020 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or Proposal 2. Broker non-votes are not votes cast and,

26    TREMONT MORTGAGE TRUST     2020 Proxy Statement

therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

7.  Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2020 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8.  How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries', including our manager, TRA, directors, officers and employees, by mail, telephone or other electronic means or in person.

9.  What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2020 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

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2020 Annual Meeting Information

10.  How do I attend the 2020 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (February 28, 2020) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need photo identification for admission.

Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2020 Annual Meeting, other than photo identification.

Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 11.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-7651.

11.  How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2020 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 3 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 10. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

12.  How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code of Business Conduct and Ethics. To view these documents, go to www.trmtreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.trmtreit.com, click on "Investors," and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code of Business Conduct and Ethics or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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13.  How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Tremont Mortgage Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@trmtreit.com. The communication will then be delivered to the appropriate party or parties.

14.  How do I submit a nomination or other proposal for action at the 2021 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2021 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by November 13, 2020.

  •
  If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 13, 2020 and not earlier than November 13, 2020.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 8 of this Proxy Statement.

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RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company's total assets at year end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2019 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.trmtreit.com.

Certain Related Person Transactions

Relationships with TRA, RMR LLC and Others Related to Them.   The Company has relationships and historical and continuing transactions with TRA, RMR LLC, RMR Inc., and others related to them, including other companies to which RMR LLC or its subsidiaries provide management services and some of which have trustees, directors or officers who are also our Trustees or officers. Our manager, TRA, is a subsidiary of RMR LLC, which is a majority owned subsidiary of RMR Inc. and RMR Inc. is the managing member of RMR LLC. RMR LLC provides certain shared services to TRA which are applicable to the Company, and the Company reimburses TRA for the amounts it pays for those services. One of our

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Managing Trustees, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc. and is a managing director, president and chief executive officer of RMR Inc., a director of TRA and an officer and an employee of RMR LLC. David M. Blackman, our other Managing Trustee and our President and Chief Executive Officer, also serves as the president and chief executive officer of TRA and is an officer and employee of RMR LLC, and each of our other officers is also an officer and/or employee of TRA or RMR LLC. Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves as the chair of the boards of trustees and boards of directors of several of these public companies and as a managing director or managing trustee of all of these companies and other officers of RMR LLC serve as managing trustees or managing directors of certain of these companies. In addition, officers of TRA, RMR LLC and RMR Inc. serve as our officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

Our Manager, TRA.   TRA provides management services to us pursuant to our management agreement. TRA also provides management services to Centre Street Finance LLC ("Centre Street"), a private fund focused on originating and investing in mortgage loans.

We were formed as a 100% owned subsidiary of TRA. TRA is our largest shareholder and, as of December 31, 2019, owned 1,600,100 of our common shares, or approximately 19.4% of our outstanding common shares. In May 2019, TRA purchased 1,000,000 of our common shares in an underwritten public offering at the public offering price of $5.65 per share, without the payment of any underwriting discounts. Each of our Managing Trustees and executive officers is also a director or officer of TRA and of RMR LLC.

The Company has no employees. The personnel and various services the Company requires to operate the Company's business are provided to the Company by TRA pursuant to a management agreement between the Company and TRA, which provides for the day to day management of the Company's operations by TRA, subject to the oversight and direction of the Board.

Fees and Expense Reimbursements.    Under the management agreement, we are responsible to pay TRA the following:

•
Base Management Fee.    The Company is required to pay TRA an annual base management fee equal to 1.5% of the Company's "Equity", payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "Equity" means (a) the sum of (i) the proceeds received by the Company from our initial public offering (the "IPO") and the concurrent private placement of Common Shares to TRA, plus (ii) the net proceeds received by the Company from any future sale or issuance of shares of beneficial interest, plus (iii) the Company's cumulative Core Earnings, as defined below, for the period commencing on the completion of the IPO to the end of the most recent calendar quarter, less (b) (i) any distributions previously paid to holders of Common Shares, (ii) any incentive fee previously paid to TRA and (iii) any amount that we may have paid to repurchase Common Shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

•
Incentive Fee.    The Company is required to pay TRA quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) the Company's Core Earnings for the most recent 12 month period, including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) the Company's Equity in the most recent 12 month period, including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to TRA with respect to the first three calendar quarters of the most recent 12 month period. No incentive fee shall be payable with respect to any calendar quarter unless Core Earnings for the 12 most recently completed calendar quarters in the aggregate is greater than zero. The incentive fee may not be less than zero.

For purposes of the calculation of base management fees and incentive fees payable to TRA "Core Earnings" is defined as net income (or loss) attributable to our common shareholders, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by TRA (b) depreciation and amortization (if any); (c) non-cash

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equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one time events pursuant to changes in GAAP and certain material non-cash income or expense items, in each case after discussion between TRA and our Independent Trustees and approved by a majority of our Independent Trustees. Pursuant to the terms of our management agreement, the exclusion of depreciation and amortization from the calculation of Core Earnings shall only apply to owned real estate. Our shares of beneficial interest that are entitled to a specific periodic distribution or have other debt characteristics will not be included in "Equity" for the purpose of calculating incentive fees payable to TRA. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from Core Earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from Core Earnings. Equity and Core Earnings as defined in our management agreement are non-GAAP financial measures and may be different than our shareholders' equity and our net income calculated according to GAAP.

In June 2018, TRA agreed to waive any base management fees otherwise due and payable pursuant to the Company's management agreement for the period beginning July 1, 2018 until June 30, 2020. In addition, TRA also agreed that no incentive fee would be paid or payable by the Company for the 2018 or 2019 calendar years. If TRA had not agreed to waive its base management fees, the Company would have recognized $1.1 million of base management fees for the year ended December 31, 2019. The Company did not recognize any incentive fees for the year ended December 31, 2019.

Term and Termination.   The initial term of the management agreement ends on December 31, 2020. The management agreement automatically renews for successive one year terms beginning January 1, 2021 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds (2/3) of the Company's Independent Trustees based upon a determination that (a) TRA's performance is unsatisfactory and materially detrimental to the Company or (b) the base management fee and incentive fee, taken as a whole, payable to TRA are not fair to the Company (provided that in the instance of (b), TRA will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by TRA before each annual renewal upon written notice delivered to the Board no later than 180 days prior to an annual renewal date. The Company may also terminate the management agreement at any time, including during the initial term, without the payment of any termination fee, with at least 30 days' prior written notice from us upon the occurrence of a "cause event," as defined in the management agreement. TRA may terminate the management agreement in certain other circumstances, including if the Company becomes required to register as an investment company under the Investment Company Act of 1940, as amended, for the Company's uncured "material breach," as defined in the management agreement, the Company materially reduces TRA's duties and responsibilities or scope of its authority under the management agreement or the Company ceases or take steps to cease to conduct the business of originating or investing in CRE loans.

Termination Fee.   In the event the management agreement is terminated by the Company without a cause event or by TRA for a material breach, the Company will be required to pay TRA a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to TRA during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination, plus (b) an amount equal to the initial organizational costs related to the Company's formation and the costs of the IPO and the concurrent private placement paid by TRA. No termination fee will be payable if the management agreement is terminated by the Company for a cause event or by TRA without a material breach by the Company.

Expense Reimbursement.   TRA, and not the Company, is responsible for the costs of its employees who provide services to the Company, including the cost of TRA's personnel who originate the Company's loans, unless any such payment or reimbursement is specifically approved by a majority of the Company's Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by the Company from time to time. Generally, it is the practice of TRA and RMR LLC to treat individuals who spend 50% or more of their business time providing services to TRA as employees of TRA. The Company is required to pay or to reimburse TRA and its affiliates for all other

32    TREMONT MORTGAGE TRUST     2020 Proxy Statement

costs and expenses of the Company's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to the Company's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the Company's management agreement to be borne by TRA. Some of these overhead, professional and other services are provided by RMR LLC pursuant to a shared services agreement between TRA and RMR LLC. The Company reimburses TRA for shared services costs TRA pays to RMR LLC and its affiliates, and these reimbursements include an allocation of the cost of applicable personnel employed by RMR LLC and our share of RMR LLC's costs of providing our internal audit function, with such shared services costs subject to approval by a majority of the Company's Independent Trustees at least annually. Our Audit Committee appoints our Director of Internal Audit and our Compensation Committee approves the costs of our internal audit function. The Company incurred shared services costs of approximately $1.6 million for the year ended December 31, 2019, payable to TRA as reimbursement for shared services costs it paid to RMR LLC.

Business Opportunities.   Under the management agreement, the Company and TRA have agreed that for so long as TRA is managing the Company, neither TRA nor any of its affiliates, including RMR LLC, will sponsor or manage any other publicly owned REIT that invests primarily in first mortgage loans secured by middle market and transitional CRE located in the United States, unless such activity is approved by the Company's Independent Trustees (such approval, "Investment Approval"). However, the management agreement does not prohibit TRA or its affiliates (including RMR LLC) or their respective directors, trustees, officers, employees or agents from competing or providing services to other persons, funds, investment vehicles, including Centre Street, REITs or other entities that may compete with the Company, including, among other things, with respect to the origination, acquisition, making, arranging or managing of first mortgage whole loans secured by middle market or transitional CRE or other investments like those the Company intends to make.

RMR Real Estate Income Fund ("RIF"), which is managed by an affiliate of TRA, has announced that it intends to change its business from a registered investment company to a REIT that will focus primarily on originating and investing in first mortgage whole loans secured by middle market and transitional CRE. The Company's Independent Trustees have granted Investment Approval with respect to RIF and its manager.

Because TRA and RMR LLC will not be prohibited from competing with us in all circumstances, and RMR LLC provides management services to other companies, conflicts of interest exist with regard to the allocation of investment opportunities and for the time and attention of TRA, RMR LLC and their personnel. The management agreement acknowledges these conflicts of interest and, in that agreement, the Company agrees that TRA, RMR LLC and their subsidiaries may resolve such conflicts in good faith in their fair and reasonable discretion. In the case of such a conflict, TRA, RMR LLC and their subsidiaries will endeavor to allocate such investment opportunities in a fair and reasonable manner, taking into account such factors as they deem appropriate.

Our management agreement also provides that if TRA, its affiliates (including RMR LLC) or any of their respective directors, trustees, officers, employees or agents acquires knowledge of a potential business opportunity, we renounce any potential interest or expectation in, or right to be offered or to participate in, such business opportunity to the maximum extent permitted by Maryland law.

Liability and Indemnification.   TRA maintains a contractual as opposed to a fiduciary relationship with the Company. Pursuant to the management agreement, TRA does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of the Board in following or declining to follow its advice or recommendations. Under the terms of the management agreement, TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel will not be liable to us or any of the Company's Trustees, shareholders or subsidiaries, or any of the trustees, directors or shareholders of any of the Company's subsidiaries, for any acts or omissions related to the provision of services to the Company under the management agreement, except by reason of acts or omissions that have been determined in a final, non-appealable adjudication to have constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under the

TREMONT MORTGAGE TRUST     2020 Proxy Statement    33

management agreement. In addition, under the terms of the management agreement, the Company agrees to indemnify, hold harmless and advance expenses to TRA and its affiliates, including RMR LLC, and their respective directors, trustees, officers, shareholders, owners, members, managers, employees and personnel from and against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, including all reasonable attorneys', accountants' and experts' fees and expenses, arising from any acts or omissions related to the provision of services to the Company or the performance of any matters pursuant to an instruction by the Board, except to the extent there is a final, non-appealable adjudication that such acts or omissions constituted bad faith, fraud, intentional misconduct, gross negligence or reckless disregard of the duties of TRA under the management agreement. Such persons will also not be liable for trade errors that may result from ordinary negligence, including errors in the investment decision making or trade process.

Other.   In addition to the fees and expense reimbursements payable to TRA under our management agreement, TRA and its affiliates may benefit from other fees paid to them in respect of our investments. For example, if we seek to securitize some of our CRE loans, TRA or its affiliates may act as collateral manager. In any of these or other capacities, TRA and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.

RMR Credit Agreement.   On February 4, 2019, we entered into a credit agreement with TRA as lender (the "RMR Credit Agreement"), pursuant to which from time to time until August 4, 2019, the scheduled expiration date of the RMR Credit Agreement, we were able to borrow up to $25 million and, beginning May 3, 2019, up to $50 million in subordinated unsecured loans at a rate of 6.50% per annum. In May 2019, we used the net proceeds of the Offering to repay the approximately $14.2 million balance then outstanding under the RMR Credit Agreement and to reduce amounts outstanding under our master repurchase facility with Citibank, N.A. by approximately $11.9 million. After repayment of the balance then outstanding under the RMR Credit Agreement, the RMR Credit Agreement was terminated. In connection with this repayment, we paid TRA approximately $39,000 of interest and $7,000 of fees related to the RMR Credit Agreement.

Share Awards to Employees of TRA and RMR LLC.   The Company awards Common Shares to the Company's officers and certain other employees of TRA and/or RMR LLC annually. Generally, one fifth of these awards vest on the date of the award and one fifth vests on each of the next four anniversaries of the date of the award. During 2019, the Company awarded to the Company's officers and other employees of TRA and/or RMR LLC annual awards of 53,300 Common Shares, valued at $243,000, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under our equity compensation plan. These share awards to employees of TRA and RMR LLC are in addition to the share awards made to the Company's current and former Managing Trustees, as Trustee compensation, and the fees we paid to TRA. During 2019, the Company purchased 7,507 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and other employees of TRA and/or RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of our Common Shares.

The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Trustees, Adam Portnoy, and which manages certain hotels owned by SVC, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Directors' and Officers' Liability Insurance.   The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. The Company paid an aggregate premium of approximately $140,000 for this policy in 2019.

The foregoing descriptions of the Company's agreements with TRA, RMR LLC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which TRA, RMR LLC or their affiliates provide management services.

34    TREMONT MORTGAGE TRUST     2020 Proxy Statement

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
March 13, 2020

TREMONT MORTGAGE TRUST     2020 Proxy Statement    35

THANK YOU

Thank you for being a shareholder of Tremont Mortgage Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on May 12, 2020. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on May 12, 2020. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Tremont Mortgage Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Tremont Mortgage Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TREMONT MORTGAGE TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E97172-P34761 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TREMONT MORTGAGE TRUST For Withhold 1. Election of Trustee. For Against Abstain ! ! ! ! ! Nominee (for Independent Trustee in Class III): Joseph L. Morea 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR the Nominee for Trustee in Proposal 1 and FOR Proposal 2.

TREMONT MORTGAGE TRUST ANNUAL MEETING OF SHAREHOLDERS May 13, 2020, 9:30 a.m., Eastern time Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2020 Annual Meeting of Shareholders of Tremont Mortgage Trust will address the following items of business: 1. Election of the Trustee named in the Proxy Statement to the Company's Board of Trustees; 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. E97173-P34761 TREMONT MORTGAGE TRUST Two Newton Place, 255 Washington Street, Suite 100 Newton, MA 02458 Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2020 Annual Meeting of Shareholders of Tremont Mortgage Trust (the "Company"), including the Company's annual report and proxy statement, are available on the internet. To view the proxy materials or authorize your proxy by internet, by telephone or by mail, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Tremont Mortgage Trust. The undersigned shareholder of the Company hereby appoints David M. Blackman, Jennifer B. Clark and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2020 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on May 13, 2020, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2020 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE NOMINEE FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) Address Changes/Comments: